WHEREAS, the undersigned officers and directors of Bionx Implants, Inc. desire to authorize David W. Anderson and Michael J. O'Brien to act as their attorneys-in-fact and agents, for the purpose of executing and filing an Annual Report on Form 10-K, including all amendments thereto.

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David W. Anderson and Michael J. O'Brien and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the Bionx Implants, Inc. Annual Report on Form 10-K for the year ended December 31, 1997, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 30 day of March, 1998.


          SIGNATURE                                    TITLE

/s/David W. Anderson
_____________________________                President, Chief Executive Officer
David W. Anderson                            and Director


_____________________________                Director
David J. Bershad


/s/Anthony J. Dimun
_____________________________                Director
Anthony J. Dimun


/s/David H. MacCallum
_____________________________                Director
David H. MacCallum


/sPertti Tormala
____________________________                 Director
Pertti Tormala


/s/Terry D. Wall
____________________________                 Director
Terry D. Wall


/s/Michael J. O'Brien
____________________________                 Vice President, Administration  and
Michael J. O'Brien                           Chief Financial Officer (Chief
                                             Financial and Accounting Officer)